SCHEDULE 14A INFORMATION

               CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to sec. 240.14a-12

                                 EXEGENICS INC.
                (Name of Registrant as Specified in its Charter)

                        FOUNDATION GROWTH INVESTMENTS LLC
                               EI ACQUISITION INC.
   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

  (1) Title of each class of securities to which Offer and a subsequent merger applies:
          ----------------------------------------------------------------------

  (2) Aggregate number of securities to which Offer and a subsequent merger applies:
          ----------------------------------------------------------------------

  (3) Per unit price or other underlying value of Offer and a subsequent merger computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

  (4) Proposed maximum aggregate value of Offer and a subsequent merger:
          ----------------------------------------------------------------------

  (5) Total fee paid:
          ----------------------------------------------------------------------

  [ ]     Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
          ----------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

  (3)     Filing Party:
          ----------------------------------------------------------------------

  (4) Date Filed:
          ----------------------------------------------------------------------

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION

       A DEFINITIVE CONSENT STATEMENT WILL BE FILED FOLLOWING SEC REVIEW.

                        FOUNDATION GROWTH INVESTMENTS LLC
                               EI ACQUISITION INC.
                     225 WEST WASHINGTON STREET, SUITE 2320
                             CHICAGO, ILLINOIS 60606

To the Stockholders of eXegenics Inc.:

         As you may be aware, on May 29, 2003, we made an all-cash offer of $0.40 for all outstanding shares of common stock and Series A Convertible Preferred Stock of eXegenics Inc. The purpose of our tender offer is for Foundation Growth Investments LLC, through its subsidiary EI Acquisition Inc., to acquire for cash as many shares as necessary for it to gain effective control of eXegenics and facilitate a merger of eXegenics with EI Acquisition.

         eXegenics' current board of directors has recommended that you do not tender into our $0.40 per share all-cash tender offer. Moreover, eXegenics' board of directors implemented a number of defensive legal measures that may have the effect of preventing our all-cash tender offer from being consummated, including a poison pill instrument.

         While we recognize that companies often adopt anti-takeover measures in a manner aligned with interests of their security holders and that commentators and corporate governance experts disagree on the propriety and utility of poison pills, the circumstances surrounding eXegenics' opportune adoption of the measures described above do not support a similar conclusion. To the best of our knowledge, no plans were in existence prior to the announcement of our tender offer for the adoption of these measures, yet their adoption and implementation occurred within days following our tender offer.

         Accordingly, we are today commencing a solicitation of all of eXegenics' stockholders to consent to:

          o the removal of all the members of the Company's board of directors; and

          o the election of three new directors to serve as members of the Company's board of directors (the "Nominees").

         We are soliciting your consent to these actions because we believe, as a result of the existing management's history, the timing of the adoption of various anti-takeover measures, and the certainty of our offer relative to the continued depletion of the Company's assets and the impending delisting of the Company's common stock from The Nasdaq Stock Market, that the current directors of eXegenics are not acting, and are unwilling to act, in the best interests of eXegenics' stockholders. We believe that, unlike the current directors, if elected, the Nominees will consider, consistent with the fulfillment of their fiduciary duties under Delaware law, whether to take such actions as they may deem necessary or appropriate to expedite the prompt consummation of our offer and a subsequent merger, including:

          o exempting us from the application of the poison pill by redeeming the rights or amending or terminating the poison pill instruments to make the rights inapplicable to our offer and a subsequent merger;

          o exempting us from the application of the Delaware anti-takeover statute by approving our offer and a subsequent merger before we become "interested stockholders" under this statute;

          o repealing all amendments to the eXegenics bylaws since the version identified in eXegenics' Form 10-K for the year ended December 31, 2002; and

          o approving the merger with Foundation Growth Investments' wholly-owned subsidiary, EI Acquisition Inc., following the successful completion of the tender offer;

or, if a proposal has been made respecting a transaction that is determined to be superior to our offer and a subsequent merger for the Company's stockholders, whether to take such actions as they may deem necessary or appropriate to facilitate that transaction. However, we cannot provide any assurances that the Nominees, if elected,


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would be able to execute our proposal and effect a subsequent merger. The accompanying consent statement describes the specific features of our proposal, as well as the consent procedure itself. IF THESE MEASURES DO NOT PASS, WE MAY ABANDON OUR CASH TENDER OFFER, AND YOU WILL NO LONGER BE ABLE TO SELL YOUR SHARES TO US IN THE OFFER.

         The results of our request for consent will be communicated to you by the issuance of a press release. Additionally, in accordance with applicable law, prompt notice of the results will be provided to stockholders who have not executed consents.

         Please consent with respect to all shares for which you were entitled to give consent as of the ______ ___, 2003 record date, as set forth on your WHITE consent card, in favor of the Nominees and the bylaw amendment, as described in the accompanying consent statement.

                                                Very truly yours,



                                                Timothy Leonard
                                                President, EI Acquisition Inc.


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                                    IMPORTANT

         1. If you hold your shares in your own name, please sign, date and mail the enclosed WHITE consent card to Morrow & Co. in the postage-paid envelope provided.

         2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent representing your shares and only on receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE consent card to be signed representing your shares. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Foundation Growth Investments LLC in care of Morrow & Co. so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

         If you have any questions or require any assistance in executing your consent, please call:

                               MORROW & CO., INC.
                                 445 Park Avenue
                            New York, New York 10002
                     Banks and Brokers, call: (800) 654-2468
                       STOCKHOLDERS, CALL: (800) 607-0088
                    All others, call collect: (212) 754-8000

                   The Dealer Manager and Financial Adviser to
                      Foundation Growth Investments LLC is:

                             WILLIAM BLAIR & COMPANY
                              222 West Adams Street
                             Chicago, Illinois 60606
                                 (312) 236-1600
                            (800) 621-0687 ext. 5333



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



                    PRELIMINARY COPY -- SUBJECT TO COMPLETION
                                  JUNE 18, 2003

       A DEFINITIVE CONSENT STATEMENT WILL BE FILED FOLLOWING SEC REVIEW.

                                CONSENT STATEMENT
                                       OF
                               EI ACQUISITION INC.
                                       AND
                        FOUNDATION GROWTH INVESTMENTS LLC

         EI Acquisition Inc., a Delaware corporation ("EI Acquisition," "we" or "our") and a wholly-owned subsidiary of Foundation Growth Investments LLC, a Delaware limited liability company ("Foundation Growth"), together with Foundation Growth are furnishing this consent statement in connection with their solicitation of written consents from the holders of common stock, par value $.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share (collectively, the "Shares"), of eXegenics Inc., a Delaware corporation (the "Company"), to take the following actions without a stockholders' meeting in accordance with Delaware law:

          o remove all of the members of the board of directors of the Company; and

          o elect Timothy Leonard, Terry Robbins, and Michael Pechette (the "Nominees") to serve as all the members of the board of directors of the Company.

         If elected, we expect the Nominees who would comprise the entire board, to consider, consistent with the fulfillment of their fiduciary duties under Delaware law, whether to take actions to facilitate:

          o exempting us from the application of the Stockholder Rights Agreement dated June 9, 2003, as amended, as adopted by the board (the "Rights Agreement"), by redeeming the rights or amending or terminating the Rights Agreement instruments to make the rights inapplicable to our offer and a subsequent merger;

          o exempting us from the application of Section 203 of the Delaware General Corporation Law ("DGCL"), the Delaware anti-takeover statute, by approving our offer and a subsequent merger before we become "interested stockholders" under Section 203 of the DGCL;

          o repealing all amendments to the eXegenics bylaws since the version identified in eXegenics' Form 10-K for the year ended December 31, 2002; and

          o approving the merger with Foundation Growth's wholly-owned subsidiary, EI Acquisition, following the successful completion of the tender offer.

         THIS SOLICITATION IS BEING MADE BY EI ACQUISITION AND FOUNDATION GROWTH AND NOT ON BEHALF OF THE COMPANY.

         We are proposing these actions (each a "Proposal") to expedite the prompt consummation of our tender offer to acquire the Company, which we describe below. WE ARE ASKING THE STOCKHOLDERS OF THE COMPANY TO EXPRESS THEIR CONSENT TO THE PROPOSALS ON THE ACCOMPANYING WHITE CONSENT CARD.

         The effectiveness of each Proposal will require the properly completed and duly delivered, unrevoked written consent to that Proposal by the holders of record, as of the close of business on ______ ___, 2003, the record date for this consent solicitation, of a majority of the Shares then outstanding. See "Consent Procedure."

         This consent statement and the related WHITE consent card are first being sent or given on or about _______ ___, 2003 to all holders of record of Shares on the record date for this consent solicitation. On that date, we owned 1,000 shares of common stock, or less than one percent of the outstanding Shares.

         By virtue of the recent amendments to the Company's bylaws made by the current directors, the Company's bylaws provide that any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent without a meeting must request the Company's board to fix a record date


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

in order to determine the stockholders entitled to give that consent. The Company's board must promptly, but in all events within 10 business days after the date on which the request is received, adopt a resolution fixing that record date, which record date must be no more than 10 days after the date of the resolution. If the board does not fix a record date within that period, the record date for the solicitation will be the date on which the first signed consent is delivered to the Company. Foundation Growth is the record owner of 1,000 shares of common stock of the Company, and as such is requesting the board to fix a record date for this consent solicitation. If the board does not timely fix a record date for this consent solicitation, the record date will be the date on which the first signed consent is delivered to the Company.

         On May 29, 2003, we commenced an offer to purchase all outstanding Shares, at a price of $0.40 per Share, in cash and without interest, on the terms and subject to the conditions set forth in our Offer to Purchase dated May 29, 2003, as amended, and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer").

         Complete information about our Offer is contained in our Offer to Purchase, which is available on request from Morrow & Co., the information agent for the Offer, at 445 Park Avenue, New York, New York 10002, at no charge, and in our tender offer statement on Schedule TO, which is on file with the Securities and Exchange Commission. That tender offer statement and any amendments thereto, including exhibits, are available for inspection and copies thereof may be obtained in the manner set forth under "Certain Information Concerning EI Acquisition and Foundation Growth Investments" in our Offer to Purchase.

         THIS CONSENT STATEMENT IS NEITHER A REQUEST FOR THE TENDER OF SHARES NOR AN OFFER WITH RESPECT THERETO. WE ARE MAKING THE OFFER ONLY BY MEANS OF THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL.

         The purpose of our Offer is for Foundation Growth, through EI Acquisition, to acquire for cash as many Shares as necessary for it to gain effective control of the Company and facilitate a merger of the Company with EI Acquisition.

         We currently intend, as soon as practicable after the Nominees have become members of the Company's board, to request that the board duly consider and take the actions we describe below subject to their fiduciary duties under Delaware law. If the board takes these actions and the other conditions to the Offer are satisfied or waived by us, we currently intend to effect, as soon as practicable after we consummate the Offer, a merger of the Company with and into EI Acquisition (the "Merger"), as a result of which:

          o each share of Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), not tendered in the Offer that is issued and outstanding immediately prior to the date of the Merger will convert into one share of preferred stock of the surviving company. The terms and conditions of this new preferred stock will be substantially similar to the Series A Preferred Stock, except the new preferred stock will have (1) a liquidation preference of $0.01 per share of new preferred stock over the common stock, and (2) the right to convert each new share of preferred stock only into its pro rata amount of 6.0% of the fully-diluted new common stock of the surviving entity (assuming that for purposes of determining "pro rata amount," 910,822 shares of Series A Preferred Stock into 910,822 shares of new preferred stock). To the extent the Merger may affect the rights, preferences and privileges of the Series A Preferred Stock, those consequences would be the product of the Merger;

          o each share of eXegenics common stock issued and outstanding immediately prior to the effective date of the Merger (other than shares of eXegenics common stock held by public stockholders, if any, who are entitled to and who properly exercise their dissenters' rights under the DGCL) will be cancelled and extinguished and be converted into and become a right to receive $0.40 per share (the "Offer Price"); and

          o the holders of outstanding shares of EI Acquisition's capital stock issued and outstanding immediately prior to the effective date of the Merger shall receive for each share of EI Acquisition held, one validly issued, fully paid and nonassessable share of common stock of the surviving company.

         There can be no assurance, however, that, the Nominees, if elected, would be able to execute our proposal and effect a merger or similar business combination.


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         We have conditioned the Offer on, among other things, there being validly tendered and not properly withdrawn prior to the expiration of the Offer a number of Shares that represent at least a majority of all outstanding Shares on the date of purchase.

         Stockholder Rights Agreement. On June 9, 2003, the Board of Directors of the Company adopted a Stockholder Rights Agreement (the "Rights Agreement") and authorized and declared a dividend of one purchase right (a "Right") for each outstanding share of common stock. Except as set forth below, each Right entitles the registered holder to purchase from the Company, at any time after the applicable distribution date, one one-thousandth of a share of Series B Junior Participating Preferred Stock at an exercise price of $4.50, subject to adjustment. If a person or group acquires beneficial ownership of 15% or more of eXegenics' common stock, each right will entitle its holder (other than the acquiring person or members of the acquiring group) to purchase, at the Right's then current exercise price (initially $4.50), a number of eXegenics' shares of common stock having a market value of twice such price (initially $9.00).

         Additionally, in the event that, after the applicable distribution date, the Company is acquired in a merger or similar transaction, the holder of the Rights will have the right to receive, upon payment of the exercise price, shares of the acquiring company's stock having a value equal to twice the exercise price.

         Section 203 of the Delaware General Corporation Law. In general,
Section 203 of the DGCL is an anti-takeover statute that prevents an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) of a Delaware corporation from engaging in a "business combination" (defined to include, as a general matter, the merger of the corporation with an "interested stockholder") with such corporation for three years following the date such person became an interested stockholder unless: (i) before such person became an "interested stockholder," the board of directors of the corporation approved either the "business combination" or the transaction that resulted in the stockholder becoming an "interested stockholder"; (ii) upon consummation of the transaction that resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the outstanding voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by directors and officers and shares owned by employee stock-plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in an exchange or tender offer; or (iii) at or subsequent to the time the stockholder becomes an "interested stockholder," the "business combination" is approved by the board and authorized at a meeting of stockholders by the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the corporation not owned by the "interested stockholder."

         Purpose of the Consent. The principal reason we are seeking to elect the Nominees to the Company's board is the willingness of the Nominees to consider, consistent with the fulfillment of their fiduciary duties under Delaware law, whether to take such actions as they may deem necessary or appropriate to expedite the prompt consummation of our Offer and a subsequent merger, including:

          o exempting us from the application of the Rights Agreement by redeeming the Rights or amending the Rights Agreement to make the Rights Agreement inapplicable to our Offer and a subsequent merger; and

          o exempting us from the application of Section 203 of the DGCL by approving our Offer and a subsequent merger before we become
              "interested stockholders" under Section 203 of the DGCL;

or, if a proposal has been made respecting a transaction for the Company's stockholders that is determined to be superior to our Offer and a subsequent merger, whether to take such actions as they may deem necessary or appropriate to facilitate that transaction. However, we cannot provide any assurances that the Nominees, if elected, would be able to execute our proposal and effect a subsequent merger or similar business combination.

         ADOPTION OF THE PROPOSALS IS AN IMPORTANT STEP TOWARD PROMPT CONSUMMATION OF OUR OFFER AND A SUBSEQUENT MERGER. ACCORDINGLY, WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED WHITE CONSENT CARD. YOU MUST SEPARATELY TENDER YOUR SHARES PURSUANT TO THE OFFER IF YOU WISH TO PARTICIPATE IN THE OFFER. EXECUTING A CONSENT DOES NOT OBLIGATE YOU TO TENDER YOUR SHARES PURSUANT TO THE OFFER, AND YOUR FAILURE TO EXECUTE A CONSENT DOES NOT PREVENT YOU FROM TENDERING YOUR SHARES PURSUANT TO THE OFFER. NEVERTHELESS, IN AN EFFORT TO BE IN A POSITION TO CONSUMMATE THE OFFER AS SOON AS POSSIBLE, WE REQUEST THAT YOU PROMPTLY TENDER YOUR SHARES PURSUANT TO THE OFFER.


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         Because each Proposal will become effective only if executed consents to that Proposal are returned by holders of record on the record date for this consent solicitation of a majority of the total number of Shares then outstanding, the failure to execute and return a consent will have the same effect as voting against the Proposals.

         We have retained Morrow & Co. to assist in the solicitation of consents to the Proposals.

         If your Shares are registered in your own name, please sign, date and mail the enclosed WHITE consent card to Morrow & Co. in the post-paid envelope provided. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE consent card with respect to your Shares and only on receipt of specific instructions from you. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE consent card to be signed representing your Shares. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Foundation Growth Investments LLC in care of Morrow & Co., 445 Park Avenue, New York, New York 10002, so we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

         If you have any questions or require any assistance in executing your consent, please call:

                               MORROW & CO., INC.
                                 445 Park Avenue
                            New York, New York 10002
                     Banks and Brokers, call: (800) 654-2468
                       STOCKHOLDERS, CALL: (800) 607-0088
                    All others, call collect: (212) 754-8000

                   The Dealer Manager and Financial Adviser to
                      Foundation Growth Investments LLC is:

                             WILLIAM BLAIR & COMPANY
                              222 West Adams Street
                             Chicago, Illinois 60606
                                 (312) 236-1600
                            (800) 621-0687 ext. 5333


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                                     SUMMARY

         The information in this summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this consent statement or in the Offer to Purchase, as applicable.

         Q:   WHAT ARE THE PROPOSALS FOR WHICH WRITTEN CONSENTS ARE BEING
SOLICITED?

         A:   We are soliciting your consent in order to:

          o remove all of the members of the board of directors of the Company; and

          o elect Timothy Leonard, Terry Robbins, and Michael Pechette (the "Nominees") to serve as all the members of the board of directors of the Company.

         If elected, we expect the Nominees who would comprise the entire board, to consider, consistent with the fulfillment of their fiduciary duties under Delaware law, whether to take actions to facilitate:

          o exempting us from the application of the Stockholder Rights Agreement dated June 9, 2003, and as adopted by the board (the "Rights Agreement"), by redeeming the rights or amending or terminating the Rights Agreement instruments to make the rights inapplicable to our offer and a subsequent merger;

          o exempting us from the application of Section 203 of the Delaware General Corporation Law ("DGCL"), the Delaware anti-takeover statute, by approving our offer and a subsequent merger before we become "interested stockholders" under Section 203 of the DGCL;

          o repealing all amendments to the eXegenics bylaws since the version identified in eXegenics' Form 10-K for the year ended December 31, 2002; and

          o approving the merger with Foundation Growth's wholly-owned subsidiary, EI Acquisition, following the successful completion of the tender offer;

or, if a proposal has been made respecting a transaction that is determined to be superior to our Offer and a subsequent merger for the Company's stockholders, whether to take such actions as they may deem necessary or appropriate to facilitate that transaction. However, we cannot provide any assurances that the Nominees, if elected, would be able to execute our proposal and effect a subsequent merger.

         Q:   WHAT IS THE NATURE OF THE OFFER AND SUBSEQUENT MERGER?

         A: On May 29, 2003, we commenced our Offer, which provides for our purchase of all outstanding Shares at a price of $0.40 per Share in cash. The purpose of our Offer is for Foundation Growth to acquire for cash as many Shares as necessary for it to gain effective control of the Company and facilitate a merger of the Company with EI Acquisition. We currently intend, as soon as practicable after the Nominees are elected to the Company's board, to request that the board duly consider and then take the actions respecting our Offer and a subsequent merger, which we describe below in "The Proposals." If the board is able to take these actions and the other conditions to the Offer have been satisfied or waived by us, Foundation Growth currently intends to effect a subsequent merger as soon as practicable after we consummate the Offer.

         We currently intend, as soon as practicable after the Nominees have become members of the Company's board, to request that the board duly consider and take the actions we describe below subject to their fiduciary duties under Delaware law. If the board takes these actions and the other conditions to the Offer are satisfied or waived by us, we currently intend to effect, as soon as practicable after we consummate the Offer, a merger of the Company with and into EI Acquisition (the "Merger"), as a result of which:

          o each share of Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), not tendered in the Offer that is issued and outstanding immediately prior to the date of the Merger will convert into one share of preferred stock of the surviving company. The terms and conditions of this new preferred stock will be substantially similar to the Series A Preferred Stock, except the new preferred stock will have (1) a liquidation preference of $0.01 per share of new preferred stock


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

               over the common stock, and (2) the right to convert each new share of preferred stock only into its pro rata amount of 6.0% of the fully-diluted new common stock of the surviving entity (assuming that for purposes of determining "pro rata amount", 910,822 shares of Series A Preferred Stock into 910,822 shares of new preferred stock). To the extent the Merger may affect the rights, preferences and privileges of the Series A Preferred Stock, those consequences would be the product of the Merger;

          o each share of eXegenics common stock issued and outstanding immediately prior to the effective date of the Merger (other than shares of eXegenics common stock held by public stockholders, if any, who are entitled to and who properly exercise their dissenters' rights under the Delaware General Corporation Law ("DGCL")) will be cancelled and extinguished and be converted into and become a right to receive $0.40 per share (the "Offer Price"); and

o the holders of outstanding shares of EI Acquisition's capital stock issued and outstanding immediately prior to the effective date of the Merger shall receive for each share of EI Acquisition held, one validly issued, fully paid and nonassessable share of common stock of the surviving company.

For additional information respecting the proposed merger, see "The Offer".

         Although the adoption of our Proposals is an important step toward prompt consummation of our Offer and a subsequent merger, we are not asking the Company's stockholders to tender their Shares by means of this consent solicitation or to consent to or vote on the proposed merger at this time.

         Q; WHAT VOTING SECURITIES DOES THE COMPANY HAVE AND WHO ARE THE PRINCIPAL HOLDERS?

         A: The common stock, par value $0.01 per share, and the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company constitute the voting securities of the Company and the Series A Convertible Preferred Stock is convertible share-for-share into the common stock. Only holders of common stock and Series A Convertible Preferred Stock are entitled to execute consents. For information regarding the person we believe beneficially owns more than five percent of the common stock, see "Voting Securities and Principal Holder."

         Q:   WHAT IS THE PROCEDURE FOR THE SOLICITATION OF CONSENTS?

         A: We will pay all costs of our solicitation of consents. The consents are being solicited in accordance with the applicable provisions of the DGCL. Holders of record of the Shares as of the close of business on the record date for this consent solicitation are entitled to consent to our Proposals. To be effective, the requisite consents must be delivered to the Company within 60 days of the earliest dated consent delivered to the Company. See "Consent Procedure."

         Q:   WHAT ARE THE REASONS FOR THE SOLICITATION?

         A: We are soliciting your consent to these actions because we believe, as a result of the existing management's history, the timing of the adoption of various anti-takeover measures, and the certainty of our offer relative to the continued depletion of the Company's assets and the impending delisting of the Company's common stock from The Nasdaq Stock Market, that the current directors of eXegenics are not acting, and are unwilling to act, in the best interests of eXegenics' stockholders. eXegenics' current board of directors has recommended that you do not tender into our $0.40 per share all-cash tender offer and have implemented a number of defensive legal measures that may have the effect of preventing our all-cash tender offer from being consummated, including a poison pill instrument.

         The adoption of our Proposals will require the affirmative written consent of the holders of a majority of the outstanding Shares. Abstentions and non-votes will be counted as a vote against the Proposals. See "The Proposals." IF WE DO NOT RECEIVE SUFFICIENT WRITTEN CONSENTS TO APPROVE OUR PROPOSALS, WE MAY WITHDRAW OUR CASH TENDER OFFER.


                                       6

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

                                  THE PROPOSALS

         We are seeking written stockholder consents without a meeting to the Proposals, which consist of: (i) the removal of all the members of Company's board of directors (Proposal No. 1); and (ii) the election of the Nominees to the Company's board of directors (Proposal No. 2).

         The effectiveness of each Proposal will require the duly completed and delivered, unrevoked written consent to that Proposal by the holders of record, as of the close of business on the record date for this consent solicitation, of a majority of the Shares then outstanding.

         WE URGE YOU TO CONSENT TO EACH PROPOSAL.

DIRECTOR REMOVAL (PROPOSAL NO. 1)

         This Proposal involves the immediate removal from office of all the existing members from the Company's board of directors.

         WE URGE YOU TO CONSENT TO THE ADOPTION OF THE DIRECTOR REMOVAL (PROPOSAL NO. 1).

ELECTION OF NOMINEES (PROPOSAL NO. 2)

         This Proposal includes the election to the Company's board of directors of the three Nominees named below, each of whom has consented to being named as a Nominee and to serve as a director, if elected. If elected, the Nominees will serve until the next annual meeting of the Company's stockholders for which directors of that class of director is up for election, and until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Our principal purpose in seeking to elect the Nominees to the Company's board is to have the board consider: (i) exempting us from the application of the Rights Agreement, by redeeming the rights or amending or terminating the Rights Agreement instruments to make the rights inapplicable to our offer and a subsequent merger; (ii) exempting us from the application of Section 203 of the DGCL by approving the Offer and a subsequent merger before we become "interested stockholders" under Section 203 of the DGCL;
(iii) approving the merger of the Company with Foundation Growth's wholly-owned subsidiary, EI Acquisition, following the successful completion of the Offer; and (iv) if desirable, repealing all amendments to the eXegenics bylaws since the version identified in eXegenics' Form 10-K for the year ended December 31, 2002.

         If elected, the Nominees will be responsible for managing the business and affairs of the Company. Each director of the Company has an obligation under Delaware law to discharge his duties as a director on an informed basis, in good faith and in a manner the director honestly believes to be in the best interests of the Company. In this connection, circumstances may arise in which our interests and those of Foundation Growth differ from the interests of other stockholders of the Company. In any such case, we understand that the Nominees intend to discharge fully the fiduciary obligations they would then owe to the Company and its stockholders under Delaware law. Accordingly, we cannot provide any assurances that the Nominees, if elected, will be able to execute our proposal and effect a subsequent merger or similar business combination.

         We have no reason to believe that any Nominee will be unable or unwilling to serve as a director of the Company, but if any Nominee is not available for election, the Nominees who are elected will fill the resulting vacancy.

         Set forth below is the name, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each Nominee. The current business address for each Nominee is c/o EI Acquisition Inc., 225 West Washington Street, Suite 2320, Chicago, Illinois 60606; Telephone: (312) 551-9900. Except for 1,000 shares of common stock owned of record by Foundation Growth Investments LLC, none of the Nominees is the beneficial or record owner, directly or indirectly, of any shares of capital stock of eXegenics.

NAME                       AGE    POSITION
----                       ---    --------

Timothy Leonard........    44     Director, President of EI Acquisition Inc. and
                                    managing member of Foundation Growth
                                    Investments LLC
Terry Robbins..........    42     Director, Treasurer of EI Acquisition Inc. and
                                    managing member of Foundation Growth
                                    Investments LLC

                                       7

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

Michael Pechette.......    47     Director, Secretary of EI Acquisition Inc. and
                                    managing member of Foundation Growth
                                    Investments LLC

TIMOTHY LEONARD

         Mr. Timothy Leonard serves as a Director and as President of EI Acquisition Inc. and as Founding Member of Foundation Growth Management LLC, the managing member of Foundation Growth Investments LLC, a private investment fund. From May, 1997 through January, 2000, Mr. Leonard served as Vice President, Treasurer and Chief Financial Officer of DBT Online, Inc., a NYSE company engaged in the aggregation of public record data utilized primarily by the government, investigative and pre-employment markets. DBT Online, Inc. was sold to Choicepoint, Inc. in January, 1997. From January, 2000 through March, 2003, Mr. Leonard served as Executive Vice President and Chief Financial Officer of Total eData Corporation, a privately-held company engaged in the aggregation of online and offline data for marketing purposes. Total eData was acquired in April, 2002 by Choicepoint, Inc. He began his career with Ernst & Young (formerly Ernst & Whinney) where he specialized in large multi-national manufacturing, distribution and retail publicly traded companies who were actively involved in mergers and acquisitions. Mr. Leonard received his B.S. degree in Accounting from the University of Delaware. He is a member of the Pennsylvania and American Institute of Certified Public Accountants. Mr. Leonard is a citizen of the United States.

TERRY ROBBINS

         Mr. Terry Robbins serves as a Director and as Treasurer of EI Acquisition and as Founding Member of Foundation Growth Management LLC, the managing member of Foundation Growth Investments LLC, a private investment fund. Mr. Robbins founded and has been Managing Partner of Robbins & Associates LLC, an accounting and consulting firm, since 1990. He also has served on the Board of Directors of SOUNDIES, Inc., a music entertainment company, since 1999 and as the Chief Financial Officer of Navicure, Inc., a healthcare claims processing company, since 2001. Mr. Robbins has over twenty years of investment, investment advisory and financial executive operating experience involving a variety of companies and industries. From 1982 through 1990, Mr. Robbins worked at Arthur Andersen & Company. Mr. Robbins earned a BBA degree from The University of Iowa in 1982. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. Robbins is a citizen of the United States.

MICHAEL PECHETTE

Mr. Michael Pechette serves as a Director and as Secretary of EI Acquisition and as Founding Member of Foundation Growth Management LLC, the managing member of Foundation Growth Investments LLC, a private investment fund. Mr. Pechette founded and has been President of Founders Capital Corporation, a boutique merchant bank serving middle market companies and entrepreneurs, since 1993 and has served on the Board of Directors of SOUNDIES, Inc. since 2002. Mr. Pechette has over twenty years of financial advisory and executive operating experience involving technology companies such software and electronic instrumentation, industrial companies such as plastic molders and metal fabricators and retail companies. He has been involved in raising capital for start-ups as well as implementing acquisitions and divestitures for established companies. He has been responsible for the day-to-day legal and executive management of several start-up companies and served as a financial executive in a number of $25 million revenue enterprises. Prior to establishing Founders Capital Corporation, Mr. Pechette was a Vice President with Mansur Capital Corp., a private leveraged buyout firm, where he was responsible for soliciting and reviewing acquisition candidates and overseeing portfolio companies. He was also a member of The Northern Trust Corporate Finance Department responsible for its merger and acquisition activity. He began his career with Arthur Andersen & Company's tax department where he specialized in the tax aspects of corporate mergers and acquisitions. Mr. Pechette received his B.S. degree in Accounting and a J.D. degree from Indiana University. He is a member of the Illinois and Indiana Bars and is a Certified Public Accountant. Mr. Pechette is a citizen of the United States.

         Annex II sets forth certain information relating to Shares the Nominees own.

         Foundation Growth and EI Acquisition have agreed to indemnify each Nominee, to the fullest extent applicable law permits, from and against any and all expenses, liabilities or losses of any kind arising out of any threatened or filed claim, action, suit or proceeding, whether civil, criminal, administrative


                                       8

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

or investigative, asserted against or incurred by the Nominee in his capacity as a nominee for election as a director of the Company, or arising out of his status as a director of the Company, if elected.

         WE URGE YOU TO CONSENT TO THE ELECTION OF EACH OF THE NOMINEES (PROPOSAL NO. 2).






                                       9

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


                                    THE OFFER

         On May 29, 2003, we commenced our Offer, which provides for our purchase of all outstanding Shares at a price of $0.40 per Share in cash. The purpose of our Offer is for Foundation Growth, through EI Acquisition, to acquire for cash as many Shares as necessary for it to gain effective control of the Company and facilitate a subsequent merger of the Company with EI Acquisition. Foundation Growth currently intends to effect a subsequent merger as soon as practicable following consummation of the Offer. If a subsequent merger takes place:

          o each share of Series A Preferred Stock not tendered in the Offer that is issued and outstanding immediately prior to the date of the Merger will convert into one share of preferred stock of the surviving company. The terms and conditions of this new preferred stock will be substantially similar to the Series A Preferred Stock, except the new preferred stock will have (1) a liquidation preference of $0.01 per share of new preferred stock over the common stock, and (2) the right to convert each new share of preferred stock only into its pro rata amount of 6.0% of the fully-diluted new common stock of the surviving entity (assuming that for purposes of determining "pro rata amount", 910,822 shares of Series A Preferred Stock into 910,822 shares of new preferred stock). To the extent the Merger may affect the rights, preferences and privileges of the Series A Preferred Stock, those consequences would be the product of the Merger;

          o each share of eXegenics common stock issued and outstanding immediately prior to the effective date of the Merger (other than shares of eXegenics common stock held by public stockholders, if any, who are entitled to and who properly exercise their dissenters' rights under the DGCL) will be cancelled and extinguished and be converted into and become a right to receive $0.40 per share (the "Offer Price"); and

          o the holders of outstanding shares of EI Acquisition's capital stock issued and outstanding immediately prior to the effective date of the Merger shall receive for each share of EI Acquisition held, one validly issued, fully paid and nonassessable share of common stock of the surviving company.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The common stock and the Series A Preferred Stock of the Company constitute the voting securities and only holders of that stock are entitled to execute consents. According to the Company's Schedule 14d-9, filed in response to our Offer on May 29, 2003, 16,184,486 shares of common stock and 910,857 shares of Series A Preferred Stock were outstanding as of May 13, 2003. Stockholders of the Company do not have cumulative voting rights in the election of directors.

         For information relating to the ownership of Shares by directors and executive officers of the Company, see Annex I hereto.





                                       10

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



           INFORMATION CONCERNING EI ACQUISITION AND FOUNDATION GROWTH

         EI Acquisition, a Delaware corporation, is a wholly-owned subsidiary of Foundation Growth Investments LLC, a Delaware limited liability company and a private investment fund. The sole managing member of Foundation Growth Investments LLC is Foundation Growth Management LLC, a Delaware limited liability company. The members of Foundation Growth Management LLC are Terry Robbins, Timothy Leonard, and Michael Pechette. The principal executive offices of EI Acquisition, Foundation Growth Investments LLC, and Foundation Growth Management LLC are located at 225 West Washington Street, Suite 2320, Chicago, Illinois 60606, (312) 551-9900.

         The information listed under "The Proposals--Election of Nominees (Proposal No.2)" sets forth information about the Nominees, the directors, executive officers, and managers of EI Acquisition and Foundation Growth Investments LLC who may solicit consents and their employees and other representatives, if any, who may also assist Morrow & Co. in soliciting consents.

                            SOLICITATION OF CONSENTS

         The directors, officers, managers, and other employees and agents of EI Acquisition or Foundation Growth and its affiliates may make solicitations of consents. Consents will be solicited by mail, advertisement, telephone, facsimile, other electronic means and in person. None of those persons will receive additional compensation for their solicitation efforts.

         In addition, we have retained Morrow & Co. to assist in the solicitation and to serve as the information agent in the Offer, for which we will pay Morrow & Co. a fee of $15,000, and will reimburse Morrow & Co. for its reasonable out-of-pocket expenses. EI Acquisition has agreed to indemnify Morrow & Co. against various liabilities and expenses, including various liabilities and expenses under the federal securities laws.

         Banks, brokers, custodians, nominees and fiduciaries will be requested to forward solicitation material to beneficial owners of Shares. We and our affiliates will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending solicitation material to the beneficial owners.

         We will bear the costs of this consent solicitation and will not seek reimbursement of those costs from the Company. Costs related to the Offer and to the solicitation of consents include expenditures for attorneys, accountants, printing, advertising, postage, litigation and related expenses and filing fees. Other than the payment for Shares under the Offer, these costs are expected to aggregate approximately $800,000. The portion of those costs allocable solely to the solicitation of consents is not readily determinable.

                                CONSENT PROCEDURE

         Section 228 of the DGCL states that, unless the certificate of incorporation of a Delaware corporation otherwise provides, any action required to be taken at any annual or special meeting of stockholders of that corporation, or any action that may be taken at any annual or special meeting of those stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. The Company's charter does not prohibit, and therefore permits, the Company's stockholders to act by written consent.

         Section 213(b) of the DGCL provides that the record date for determining the stockholders of a Delaware corporation entitled to consent to corporate action in writing without a meeting, when no prior action by the corporation's board of directors is required and that board has not fixed that record date, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in

                                       11

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

which proceedings of meetings of the stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. By virtue of the recent amendments made to the Company's bylaws by the Company's directors -- amendments which are designed to make it more difficult for you (or for us) to exercise our rights as stockholders of the Company -- any stockholder of record seeking to have the stockholders of the Company authorize or take corporate action by written consent is required to request that the Company's board fix a record date. The board must reasonably promptly, but in all events within 10 business days after the date on which the request is received, adopt a resolution fixing the record date for the solicitation, which record date must be no more than 10 days after the date of the resolution. If the board does not fix a record date within 10 business days after the receipt of the request, the record date for the solicitation will be the date on which the first signed consent is delivered to the Company. We, as record holder, have requested the board to fix a record date for this consent solicitation. If the board does not timely fix a record date for the solicitation, that record date will be the date on which the first signed consent is delivered to the Company.

         If either of the Proposals become effective as a result of this consent solicitation, prompt notice will be given under section 228(e) of the DGCL to stockholders who have not executed consents.

         An executed consent card may be revoked at any time by marking, dating, signing and delivering a written revocation before the time that the action authorized by the executed consent becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated consent card that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to Foundation Growth Investments LLC in care of Morrow & Co., Inc. 445 Park Avenue, New York, New York 10002. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to EI Acquisition in care of Morrow & Co. at its address set forth above, so that we will be aware of all revocations and can more accurately determine if and when consents to the Proposals have been received from the holders of record on the record date for this consent solicitation of a majority of the outstanding Shares.

                              SPECIAL INSTRUCTIONS

         If you were a record holder of Shares as of the close of business on the record date for this consent solicitation, you may elect to consent to, withhold consent to or abstain with respect to each Proposal by marking the "CONSENTS", "DOES NOT CONSENT" or "ABSTAIN" box, as applicable, underneath each Proposal on the accompanying WHITE consent card and signing, dating and returning it promptly in the enclosed post-paid envelope. In addition, you may withhold consent to the election of any individual Nominee by writing that person's name on the consent card.

         IF A STOCKHOLDER EXECUTES AND DELIVERS A WHITE CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED "CONSENTS," "DOES NOT CONSENT" OR "ABSTAIN" FOR A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL, EXCEPT THAT THE STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE THE INSTRUCTION TO THE ELECTION PROPOSAL PROVIDES ON THE CARD.

         YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE PROMPTLY. FAILURE TO RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

         If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to those Shares and only on receipt of specific instructions from you. Accordingly, you should contact the person responsible for your account and give instructions for the WHITE consent card to be signed representing your Shares. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Foundation Growth Investments in care of Morrow & Co. at its address set forth above so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.


                                       12

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

                                APPRAISAL RIGHTS

         The stockholders of the Company are not entitled to appraisal rights in connection with the Proposals or the Offer. If a subsequent merger (whether a "short-form" merger or a merger pursuant to Section 251 of the DGCL) is consummated, however, holders of shares of common stock will have appraisal rights under section 262 of the DGCL as discussed below. Under section 262, holders of common stock who demand appraisal and comply with the applicable statutory procedures will be entitled to receive a judicial determination of the fair value of their shares of common stock (exclusive of any element of value arising from the accomplishment or expectation of the merger) and to receive payment of that fair value in cash, together with a fair rate of interest, if any. Any such judicial determination of the fair value of shares of common stock could be based on factors other than, or in addition to, the market value of the shares of common stock. The value so determined could be more or less than the merger consideration per share of common stock to be paid in a merger. The holders of preferred stock will not have appraisal rights in a subsequent merger.

         EXECUTING A WRITTEN CONSENT IN FAVOR OF EACH OF THE PROPOSALS WILL NOT PREVENT A HOLDER OF SHARES OF COMMON STOCK, AFTER CONSUMMATION OF THE OFFER, FROM DEMANDING APPRAISAL OF THOSE SHARES IN CONNECTION WITH THE SUBSEQUENT CONSUMMATION OF ANY MERGER.

         The DGCL provides that if one corporation owns at least 90% of the outstanding shares of each class of voting stock of another corporation, the two corporations may merge in a "short-form" merger without a vote of shares owned by stockholders. Accordingly, if, as a result of the Offer or otherwise, we acquire at least 90% of the outstanding Shares and Section 203 of the DGCL and the Rights Agreement are rendered inapplicable to us, we could, and intend to, effect a subsequent merger as a "short-form" merger without prior notice to, or any action by, any other stockholder of the Company. If we effect a "short-form" merger, any remaining holders of common stock of the Company will be entitled to exercise appraisal rights as provided by Section 262 of the DGCL.

         If we cannot effect a subsequent merger as a "short-form" merger, but acquire at least a majority of the outstanding Shares in the Offer, and Section 203 of the DGCL and the Rights Agreement are rendered inapplicable to us, we intend to effect a subsequent merger under Section 251 of the DGCL. A merger under Section 251 of the DGCL will require the Company's board of directors to adopt a resolution approving an agreement and plan of merger and declaring the advisability of same, and to submit such agreement and plan of merger to the stockholders of the Company. Section 251 of the DGCL further requires the affirmative vote of holders of a majority of the outstanding Shares in order to effect such a merger. If we acquire, through the Offer or otherwise, at least a majority of the outstanding Shares, and if we are successful in electing our Nominees to the Company's board and the newly-comprised board removes or renders inapplicable the various impediments to our Offer and a subsequent merger discussed above, we would have sufficient voting power to effect a subsequent merger without the vote of any other stockholder of the Company. If we effect a merger in accordance with Section 251 of the DGCL, any remaining holders of common stock of the Company will be entitled to exercise appraisal rights as provided by Section 262 of the DGCL.

                              STOCKHOLDER PROPOSALS

         Pursuant to the Definitive Proxy Statement, dated April 15, 2003, filed by the Company, to be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of Stockholders to be held in 2004, stockholder proposals must have been received not later than February 18, 2004 nor earlier than January 29, 2004. Proposals received after February 18, 2004 will not be voted on at the 2004 Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, eXegenics Inc., 2110 Research Row, Dallas, Texas 75235.

                               EI ACQUISITION INC.
                        FOUNDATION GROWTH INVESTMENTS LLC

         If you have any questions or require any assistance in executing your consent, please call:

                               MORROW & CO., INC.
                                 445 Park Avenue
                            New York, New York 10002

                                       13

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


                     Banks and Brokers, call: (800) 654-2468
                       STOCKHOLDERS, CALL: (800) 607-0088
                    All others, call collect: (212) 754-8000

                   The Dealer Manager and Financial Adviser to
                      Foundation Growth Investments LLC is:

                             WILLIAM BLAIR & COMPANY
                              222 West Adams Street
                             Chicago, Illinois 60606
                                 (312) 236-1600
                            (800) 621-0687 ext. 5333

Dated:  ______________, 2003


                                       14

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


                                                                         ANNEX I

          SHARES HELD BY THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

         The following information was derived solely from a review of public filings made with the Securities and Exchange Commission. The following table sets forth certain information as of April 15, 2003 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than 5% of the outstanding common stock of the Company, including their addresses, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:


                                                                                        SERIES A PREFERRED
                                                                 COMMON STOCK                  STOCK
                                                          -------------------------     ----------------------
                                                                                                                  PERCENT OF
                                               DIRECTOR                  PERCENT                     PERCENT      ALL VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER (1)         SINCE       NUMBER    OF CLASS (2)     NUMBER      OF CLASS(3)   SECURITIES(4)
----------------------------------------         -----       ------    ------------     ------      -----------   -------------
Bruce Meyers(5)                                   N/A      2,009,010       10.07%        35,433         3.89%       9.80%
Joseph M. Davie, Ph.D. (6)                        N/A             -         *               -           -             *
Robert J. Easton (7)                              N/A         70,835        *               -           -             *
Gary E. Frashier (8)                              N/A        256,000        1.28%           -           -           1.23%
Ira J. Gelb (9)                                   N/A        177,500        *               -           -             *
Irwin C. Gerson (10)                              N/A        174,500        *               -           -             *
Joan H. Gillett (11)                              N/A         61,000        *               -           -             *
Ronald L. Goode, Ph.D. (12)                       N/A        745,030        3.73%           -           -           3.57%
Walter M. Lovenberg, Ph.D. (13)                   N/A        178,000        *               -           -             *
David E. Riggs (14)                               N/A         82,200        *
Directors and executive officers as a group                1,745,065        8.75%           -           -           8.37%
     (9 persons) (15)

*Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o eXegenics Inc., 2110 Research Row, Dallas, Texas 75235. (2) Calculated on the basis of 16,184,486 shares of common stock outstanding as of March 31, 2003 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of series A preferred stock.
(3) Calculated on the basis of 910,822 shares of series A preferred stock outstanding.
(4) Calculated on the basis of an aggregate of 16,184,486 shares of common stock and 910,822 shares of series A preferred stock outstanding as of March 31, 2003, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of series A preferred stock. (5) Mr. Meyers' address is c/o
Roan/Meyers Associates, L.P., 45 Broadway, New York, New York 10004. Mr. Meyers is the sole stockholder, officer and director of the corporate general partner of Roan/Meyers Associates, L.P., or RMA (formerly, Janssen-Meyers Associates,
L.P.). Mr. Meyers' beneficial ownership consists of 35,800 shares of common stock held by The Meyers Foundation, of which Mr. Meyers has voting control, and the following securities owned by RMA: (i) 1,444,470 shares of common stock,
(ii) 33,987 shares of common stock issuable upon the exercise of a currently exercisable unit purchase option and underlying class E warrants granted to RMA for placement agent services in connection with our April 1998 private placement, (iii) 1,510 shares of common stock issuable upon the exercise of
377.5 unit purchase options and underlying class C and D warrants originally granted to 6 RMA for underwriting services in connection with our initial public offering, (iv) 30,563 shares of common stock issuable upon the exercise of currently exercisable class E warrants, (v) 81,529 shares of common stock issuable upon the exercise of a unit purchase option and underlying class E warrants granted to RMA for placement agent services in connection with our April 1998 private placement, (vi) 125,000 shares of common stock issuable upon the exercise of currently exercisable two-year warrants issued in 2001 to RMA, and (vii) 250,000 shares of common stock issuable upon the exercise of currently exercisable five-year warrants issued in 2002 to RMA. Does not include 35,433 shares of common stock issuable upon the conversion of 35,433 shares of series A preferred stock. Except with respect to the warrants issued in 2001 and 2002, this information was obtained from the last Schedule 13D filed by Mr. Meyers, which was filed with the SEC on June 1, 2000.
(6) Does not include options to purchase 50,000 shares of common stock not exercisable within 60 days of the date hereof. (7) Ownership consists of options to purchase 70,835 shares of common stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 54,165 shares of common stock not exercisable within 60 days of the date hereof.
(8) Ownership consists of options to purchase 256,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 34,000 shares of common stock not exercisable within 60 days of the date hereof.
(9) Ownership consists of options to purchase 177,500 shares of common stock that are currently exercisable or exercisable within 60 days of the date hereof.
Does not include options to purchase 31,500 shares of common stock not exercisable within 60 days of the date hereof.
(10) Ownership consists of 1,000 shares of common stock and options to purchase
173,500 shares of common stock that are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 31,500 shares of common stock not exercisable within 60 days of the date hereof.
(11) Ownership consists of 1,000 shares of common stock and options to purchase
60,000 shares of common stock that are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 10,000 shares of common stock not exercisable within 60 days of the date hereof.
(12) Ownership consists of 111,700 shares of common stock and options to purchase 633,330 shares of common stock that are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 66,670 shares of common stock not exercisable within 60 days of the date hereof.

                                      I-1

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                                                                         ANNEX I

(13) Ownership consists of 4,500 shares of common stock and options to purchase
173,500 shares of common stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 31,500 shares of common stock not exercisable within 60 days of the date hereof.
(14) Ownership consists of 7,200 shares of common stock and options to purchase
75,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 150,000 shares of common stock not exercisable within 60 days of the date hereof.
(15) Ownership consists of 125,400 shares of common stock and options to purchase an aggregate of 1,619,665 shares of common stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 459,335 shares of common stock not exercisable within 60 days of the date hereof.




                                      I-2

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                                                                        ANNEX II

              SHARES HELD BY PARTICIPANTS AND CERTAIN TRANSACTIONS
                       BETWEEN ANY OF THEM AND THE COMPANY

         Foundation Growth beneficially and of record owns 1,000 shares of common stock. No part of the purchase price or market value of any of the shares described in this paragraph was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding those shares.

         Except as this consent statement discloses, neither Foundation Growth nor EI Acquisition, or their directors or executive officers, the Nominees or the employees or other representatives of Foundation Growth and EI Acquisition owns any securities of the Company or any parent or subsidiary of the Company, beneficially or of record, has purchased or sold any of those securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to those securities. Except as disclosed in this consent statement, to the best knowledge of Foundation Growth, EI Acquisition, their directors or executive officers, the Nominees and the employees and other representatives of Foundation Growth and EI Acquisition, none of their associates beneficially owns, directly or indirectly, any securities of the Company.

         Except as this consent statement discloses, neither Foundation Growth nor EI Acquisition, or their directors or executive officers, the Nominees, the employees or other representatives of the EI Acquisition or Foundation Growth, or, to their best knowledge, their associates has any arrangement or understanding with any person (1) with respect to any future employment by the Company or its affiliates or (2) with respect to future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction that has occurred since January 1, 2002 or any currently proposed transaction, or series of similar transactions, which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000. Except as this consent statement discloses, none of the Nominees, directors and executive officers of Foundation Growth or EI Acquisition and/or their respective associates are directors or officers of other companies and organizations that have engaged in transactions with the Company or its subsidiaries in the ordinary course of business since January 1, 2002.


                                      II-1

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


                                                          [FORM OF CONSENT CARD]

                    PRELIMINARY COPY -- SUBJECT TO COMPLETION

          A DEFINITIVE CONSENT CARD WILL BE FILED FOLLOWING SEC REVIEW.

WHITE                         EI ACQUISITION INC.
CONSENT                 FOUNDATION GROWTH INVESTMENTS LLC
CARD                      WRITTEN CONSENT SOLICITATION
                         OF EXEGENICS INC. STOCKHOLDERS

         Unless otherwise indicated below, the undersigned, a stockholder of record of eXegenics Inc. (the "Company") on ________________ , 2003 (the "Record Date"), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all shares of common stock and Series A Convertible Preferred Stock of the Company (the "Shares") held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company:

1. The removal of all directors of Company (Proposal No. 1).

     |_|   CONSENTS          |_|   DOES NOT CONSENT            |_|   ABSTAIN

INSTRUCTION:       TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO
                   THE REMOVAL OF ALL DIRECTORS, CHECK THE APPROPRIATE BOX
                   ABOVE.

                   IF NO BOX IS MARKED ABOVE WITH RESPECT TO THIS PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL.

2. The election of the following persons as directors of the Company: Timothy Leonard, Terry Robbins, and Michael Pechette (Proposal No. 2).

     |_|   CONSENTS          |_|   DOES NOT CONSENT            |_|   ABSTAIN

INSTRUCTION:       TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO
                   THE ELECTION OF ALL THE ABOVE-NAMED PERSONS, CHECK THE
                   APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION
                   OF CERTAIN OF THE ABOVE-NAMED PERSONS, BUT NOT ALL OF THEM,
                   CHECK THE "CONSENTS" BOX ABOVE AND WRITE THE NAME OF EACH
                   SUCH PERSON YOU DO NOT WISH ELECTED IN THE FOLLOWING SPACE:

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

                   IF NO BOX IS MARKED ABOVE WITH RESPECT TO THIS PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN-IN IN THE SPACE PROVIDED ABOVE.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

                                                     Please sign exactly as name
                                                     appears on stock
                                                     certificates or on label
                                                     affixed hereto. When Shares
                                                     are held by joint tenants,
                                                     both should sign. In case
                                                     of joint owners, EACH joint
                                                     owner should sign. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee, guardian,
                                                     corporate officer, etc.,
                                                     give full title as such.

                                                     DATED:  ___________________
                                                             Signature
                                                             Signature, if held
                                                             jointly
                                                             Title or Authority

THIS SOLICITATION IS BEING MADE BY EI ACQUISITION AND FOUNDATION GROWTH AND NOT ON BEHALF OF THE COMPANY.

 IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED. PLEASE SIGN, DATE AND
        MAIL YOUR CONSENT PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.



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